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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    January 7, 2004

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-90516 (Commission File Number)	51-0327886 (IRS Employer Identification No.)
150 Field Drive, Suite 195, Lake Forest, IL 60045 (Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code (847) 295-8678
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

        On January 7, 2004, NeoPharm, Inc. announced its plans to publicly offer 3,500,000 shares of its common stock in an offering made from a shelf registration statement that was declared effective by the Securities and Exchange Commission on December 17, 2003. The Company furnishes its press release dated January 7, 2004, which is attached as Exhibit 99.1 to this Report on Form 8-K.

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SIGNATURE PAGE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOPHARM INC.
Date: January 7, 2004	By:	/s/ LAWRENCE A. KENYON Lawrence A. Kenyon, Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

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EXHIBITS

Exhibits
99.1	Press Release dated January 7, 2004

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  Item 9. Regulation FD Disclosure.
SIGNATURE PAGE
EXHIBITS